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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 2, 2004

                           PARK PLACE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-WHQ1)

                           Park Place Securities, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                333-115827-02           34-1993512
----------------------------        -----------        ------------------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)       Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                             92868
----------------------------------------                   ----------
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (714) 541-9960



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                                        2

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On September 7, 2004, a series of certificates, entitled Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-WHQ1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Park Place Securities, Inc. as depositor (the "Depositor"), HomEQ Servicing Corporation as master servicer (the "Master Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee"). The Certificates consist of nineteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class A-5 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates" "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", Class CE Certificates", "Class P Certificates" "Class R Certificates", and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four-family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $ 1,915,000,000 as of September 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 3, 2004, between Ameriquest as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates and the Class M-9 Certificates were sold by the Depositor to UBS Securities LLC, Deutsche Bank Securities and J.P. Morgan Securities Inc. (the "Underwriters"), pursuant to an Underwriting Agreement, dated September 3, 2004 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriters.



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         The Certificates have the following initial Certificate Balances and
Pass-Through Rates:

=============================================================================================
           INITIAL CERTIFICATE
          ---------------------   PASS-THROUGH             INITIAL CERTIFICATE PASS-THROUGH
  CLASS   PRINCIPAL BALANCE(1)        RATE        CLASS   PRINCIPAL BALANCE(1)     RATE
---------------------------------------------------------------------------------------------
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
A-1             $1,137,320,000      Variable        M-4     $   35,000,000      Variable
A-2             $  200,000,000      Variable        M-5     $   30,000,000      Variable
A-3             $  133,510,000      Variable        M-6     $   30,000,000      Variable
A-4             $   63,490,000      Variable        M-7     $   25,000,000      Variable
A-5             $   43,680,000      Variable        M-8     $   20,000,000      Variable
M-1             $   77,000,000      Variable        M-9     $   20,000,000      Variable
M-2             $   60,000,000      Variable        M-10    $   20,000,000      Variable
M-3             $   40,000,000      Variable
=============================================================================================

(1) Approximate.

                  The Certificates, other than the Class M-10, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 2, 2004 (the "Prospectus Supplement"), and the Prospectus, dated August 31, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-10 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


               EXHIBIT NO.         DESCRIPTION
               -----------         -----------
                   4.1        Pooling and Servicing Agreement,
                              dated as of September 1, 2004, by
                              and among Park Place Securities,
                              Inc. as Depositor, HomEq Servicing
                              Corporation as Master Servicer and
                              Wells Fargo Bank, N.A. as Trustee
                              relating to the Series 2004-WHQ1
                              Certificates.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 2, 2004


                                  PARK PLACE SECURITIES, INC.


                                  By: /s/ John P. Grazer
                                      --------------------------------
                                  Name:   John P. Grazer
                                  Title:  CFO


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

                                INDEX TO EXHIBITS


                                                                                               Sequentially
     Exhibit No.                                Description                                   Numbered Page
     -----------                                -----------                                   -------------
         4.1           Pooling and  Servicing  Agreement,  dated as of  September  1,               7
                       2004, by and among Park Place  Securities,  Inc. as Depositor,
                       HomEq  Servicing  Corporation  as  Master  Servicer  and Wells
                       Fargo Bank, N.A. as Trustee  relating to the Series  2004-WHQ1
                       Certificates.




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                                   Exhibit 4.1